UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2024 (December 6, 2024)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2024, the Board of Directors of Agree Realty Corporation, a Maryland corporation (the “Company”), amended and restated the Company’s bylaws (the “Bylaws”) to:

•	implement proxy access by adding Article I, Section 1.13 of the Bylaws to permit a stockholder (or group of up to 20 stockholders), owning 3% or more of the Company’s common stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, a number of director nominees not to exceed the greater of two directors or 20% of the number of directors up for election, provided that the stockholder (or group) and each nominee satisfy the requirements specified in the Bylaws;

•	allow the Company’s stockholders to amend the Bylaws (previously a power reserved only for the Board), by a majority of the votes entitled to be cast on the matter; and

•	add the requirement that an incumbent director offer to resign following an uncontested election in which the director did not receive support from a majority of votes cast (consistent with the provision included in the Company’s Corporate Governance Guidelines).

The amended and restated Bylaws also include other ministerial, clarifying and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of Agree Realty Corporation, dated December 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

Date: December 12, 2024